March 31, 1999

                           [GRAPHIC] BT Mutual Funds

                             BT Institutional Asset
                                 Management Fund
                                 Annual Report


TRUST: BT PYRAMID MUTUAL FUNDS

INVESTMENT ADVISOR: BANKERS TRUST COMPANY

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Table of Contents
-------------------------------------------------------------------------------
Letter to Shareholders .................................................       3

BT Institutional Asset Management Fund
   Statement of Assets and Liabilities .................................       7
   Statement of Operations .............................................       7
   Statements of Changes in Net Assets .................................       8
   Financial Highlights ................................................       9
   Notes to Financial Statements .......................................      10
   Report of Independent Accountants ...................................      12

Asset Management Portfolio
   Schedules of Portfolio Investments ..................................      13
   Statement of Assets and Liabilities .................................      16
   Statement of Operations .............................................      16
   Statements of Changes in Net Assets .................................      17
   Financial Highlights ................................................      17
   Notes to Financial Statements .......................................      18
   Report of Independent Accountants ...................................      21



--------------------------------------------------------------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Letter to Shareholders
-------------------------------------------------------------------------------

We are pleased to present you with this annual report for the BT Institutional Asset Management Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

Economic and financial market performance ran on parallel tracks in the industrial countries for most of the Fund's fiscal year.

o In the U.S., an exuberant, low-inflation economy, an easier monetary policy, and a safe-haven status in a sea of global turmoil helped spark rallies in Treasury securities and a fourth consecutive year of double-digit gains in major stock indices.

o U.S. Treasuries outperformed other fixed income sectors for the year, but they suffered in the first quarter of 1999, as concerns over international turmoil lessened and investor demand for the higher yields offered by other fixed income sectors increased.

o The Euro-zone also turned in a fine economic performance for the year. Growth was solid and inflation continued to edge lower, prompting declines in interest rates and substantial rallies in equity markets. Optimism about the advent of the single currency buttressed European financial markets.

o Bringing up the rear of the world's advanced economies once again was Japan, as the nation showed no sign of breaking out of its slump in a meaningful way.

U.S. Equities

Overall, the fiscal year witnessed a continuation of significant volatility, but at the same time U.S. equity markets in general were strong. Concerns over both foreign and domestic economies kept investor preference toward the liquidity and perceived safety of large-capitalization stocks.

o Large cap stocks, as measured by the S&P 500 Index, produced a one year return of 18.46%, leading the U.S. equity market. Midcap and small cap stocks rallied in the second half of the fiscal year, but impacted by global economic turmoil in the third calendar quarter of 1998, returned 0.45% and -16.26% for the twelve months ended March 31, 1999, respectively.

o The third calendar quarter was highlighted by several factors which combined to cause all U.S. equity markets to tumble:

   -Russia's financial collapse
   -a weakening economic outlook in Latin America
   -ongoing economic woes in Asia
   -the collapse of a high profile hedge fund
   -lower corporate profits and expectations of slower growth in the U.S.

o Fears of global recession and financial market instability prompted three quick interest rate cuts of 0.25% each by the Federal Reserve Board beginning in late September. This demonstrated commitment to maintain global financial stability--along with a lack of panic among small market investors after the summer plunge--was all the markets needed to spark a powerful rally that fueled the strongest fourth quarter returns in some twenty years for most of the major U.S. large cap equity indices. The quarter was led by the technology sector in general and internet-related stocks in particular.

Five Largest Common Stock Holdings
     Pfizer, Inc.
     Cisco Systems, Inc.
     General Electric Co.
     Merck & Co., Inc.
     BankAmerica Corp.

o Equity markets continued to rally in the first quarter of 1999, buoyed by strength in economic growth, consumer spending, and fourth quarter earnings reports as well as by low inflation and interest rates. Many companies, especially in the technology arena, expressed upbeat outlooks.

U.S. Bonds

The U.S. bond market rallied, continuing the bullish trend in place since early 1997 and trading up even further as investors sought a haven of safety from the worldwide economic uncertainty. However, the year was split between the U.S. Treasury rally in the first half and the "spread sectors" rally in the second.

o  For the first six months of the annual period:

-- U.S. Treasuries were the primary beneficiary of the high-volume flight to quality, benefiting from both foreign investors and domestic equity investors seeking relative stability.

-- Municipal bonds rallied as well, though not quite to the same extent.

-- Yield spreads on corporate and asset-backed securities widened with investor concerns about the negative domestic credit implications of the financial crisis in foreign markets. The mortgage-backed sector lagged, as the expectation of high prepayments was renewed.

o  In the six months ending March 31, 1999:

-- Yield spreads in the corporate, mortgage, and asset-backed sectors tightened substantially with the return of liquidity to the fixed income markets and volatility seemed to decline with the unwinding of the global crisis environment. This relative outperformance made what are known as the "spread sectors" even more attractive.

-- These very same factors led to a U.S. Treasury market performance of -0.15% for the fourth calendar quarter of 1998, its first negative performance since the first quarter of 1997. The U.S. Treasury Index was dragged down even further in the first quarter of 1999, with the birth of the Euro currency, Brazilian devaluation, and in the U.S., heavy merger activity and booming debt origination.

-- Municipal bond yields moderately increased, demonstrating less volatility than other fixed income sectors primarily because they are less impacted by overseas turmoil.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Letter to Shareholders
-------------------------------------------------------------------------------

International Markets

Most of the world's developed equity markets enjoyed a record-setting pace through mid-July, but emerging market uncertainties and many of the same factors that led to third calendar quarter troubles for the U.S. equity markets spoiled this trend. In the second half of the fiscal year, world equity markets in general rebounded sharply from the summer's painful sell-off, as several events combined to improve investor sentiment.

o Unexpected rate reductions by the U.S. Federal Reserve Board relieved emerging market tensions.

o Congressional approval of International Monetary Fund (IMF) rescue funds for Brazil was seen as helpful in restoring confidence.

o Initial pessimism that Japan would endure a deep and prolonged recession took the Nikkei Index to 13 year lows. But even there, the subsequent flow of restructuring announcements by Japanese corporations combined with bank capital injections led foreign investors to return to Japan despite anemic economic conditions.

o Emerging markets as a whole reversed their sharp losses of the previous half-year, staging a broad recovery as a result of a more favorable interest rate environment and evidence that economic conditions have bottomed, particularly in Asia.

International bond markets were impacted by most of the same factors as the U.S. and international equity markets. During the third calendar quarter of 1998, these markets were shaken by Russia defaulting on its domestic debt only weeks after entering into a new IMF-assisted bailout. In response to signs of a global economic slowdown, central banks around the world eased monetary policy to stimulate credit expansion, triggering an extensive bond rally in the last months of 1998. However, European interest rates backed up in the first quarter of 1999, as a result of the same happening in the U.S.

                     Five Largest Fixed Income Securities

                           FNMA TBA, 7.5%, 9/1/21
                           U.S. Treasury Bond, 8.125%, 8/15/19
                           FNMA TBA, 6.5%, 4/1/23
                           U.S. Treasury Note, 4.75%, 11/15/08
                           FHLB, 5.125%, 9/15/03
Cash

The U.S. dollar was rather irrepressible for most of the first half of the fiscal year, standing strong versus most currencies, including the Japanese yen, the German deutschemark, and the British pound. Toward the end of the third calendar quarter, even the U.S. dollar temporarily joined the ranks of dramatically plunging assets, adding further confusion to the already volatile financial markets. In the fourth calendar quarter, the U.S. dollar continued to weaken--sharply against the Japanese yen and moderately against the German deutschemark. Reasons included:

o perceptions that the U.S. has the burden of bailing out global financial markets, especially Latin America

o the announcement of an aggressive stimulus package to push Japan out of recession

o the anticipation of a strong euro, the European economic and monetary union (EMU) common currency

o  political instability surrounding the Clinton impeachment proceedings.

As 1999 began, the U.S. dollar was steadily strong against the euro and volatile against the yen.


 Periods ended March 31, 1999             Cumulative Total Returns                Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------
                                 Past 1     Past 3      Past 5    Since      Past 1   Past 3     Past 5     Since
                                  year      years        years  inception     year    years      years    inception
-------------------------------------------------------------------------------------------------------------------
 BT Institutional
  Asset Management Fund(1)
  (inception 9/16/93)             12.83%     73.27%    122.32%    114.98%     12.83%   20.11%    17.33%     14.83%
-------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
  Long Range(2)                   13.42%     63.81%    118.26%    113.60%     13.42%   18.63%    17.59%     15.52%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                 18.46%    110.09%    220.73%    215.72%     18.46%   28.08%    26.25%     23.25%
-------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
  Grade (BIG) Index(3)             6.50%     25.10%     45.64%     41.60%      6.50%    7.75%     7.81%      6.53%
-------------------------------------------------------------------------------------------------------------------
 Lipper Flexible
  Portfolio Average(4)             6.20%     52.47%    104.18%    102.16%      6.20%   14.88%    14.99%     13.31%
-------------------------------------------------------------------------------------------------------------------

-----------------
1 Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 Indices are unmanaged, and investments cannot be made in an index. The S&P 500 is an index of common stocks in industry, transportation, and financial and public utility companies. Total return for the Fund assumes reinvestment of dividends and distributions. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

3 The Salomon Broad Investment Grade Index covers an all-inclusive universe of institutionally-traded U.S. Treasury, agency, mortgage and corporate securities.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Letter to Shareholders
-------------------------------------------------------------------------------

  Diversification of Portfolio Investments

                     By Asset Class as of March 31, 1999
                    (percentages are based on Net Assets)

                   The printed version contains a pie chart
                      depicting the following percentages:

                         Stocks                    56%
                         Bonds                     39%
                         Short Term Instruments     5%


This pie chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

INVESTMENT REVIEW

The Fund outperformed its category average for the annual period ended March 31, 1999. This strong relative performance was due primarily to superior asset allocation. While the Fund slightly underperformed its benchmark, investment management fees accounted for the small difference. Adjusting for this factor, the Fund would have slightly outperformed its benchmark returns.

The Fund started the fiscal year with a higher allocation to U.S. equities than its benchmark weighting and conversely a lower than benchmark allocation to U.S. bonds. This served the Fund well for the second calendar quarter of 1998, as stock performance bettered bonds by about 1%. Over the summer, we reduced the Fund's allocation to U.S. stocks somewhat in favor of European stock markets like France and Germany. After the correction in global equity markets toward the end of the third calendar quarter, the Fund shifted out of European stocks and again overweighted U.S. equities.(1) Throughout, the Fund maintained an underweight allocation to U.S. bonds, while investing internationally in government bonds from Japan, France and Germany.

Though the U.S. equity portion of the Fund's portfolio did not match S&P 500 Index performance for the fiscal year, it did manage to beat the performance of broader indices like the Russell 3000 Index. The fixed income portion of the Fund's portfolio closely tracked the Salomon Broad Investment Grade (BIG) Index for the fiscal year. Overall, individual stock selection detracted from relative performance while asset allocation and country selection decisions had a positive impact on the Fund's returns.

As of March 31, 1999, the Fund's asset weightings were 56% in equities, 39% in bonds and 5% in cash and other short-term instruments.

MANAGER OUTLOOK

We believe the U.S. economic juggernaut, combining solid growth with low inflation, should continue unabated and remain a key sustaining element for the global economic environment. By skirting the typical inflationary ambush points as the economic expansion matures, the U.S. not only has created unusual domestic prosperity, but it also has helped a number of nations overseas to regain some of their equilibrium, though growth outside the U.S. remains quite mediocre. We are optimistic about continued U.S. economic strength and its favorable affect on the international markets, as the proverbial rising tide does finally appear to be lifting all ships.

o The strongest labor market in 30 years, higher personal incomes, and brimming confidence levels keep the U.S. appetite for imports at a fevered pitch.

o Ironically, the U.S. economy has benefited, too, from the prior slump in Asia and sluggishness in Europe. Ample spare capacity overseas has acted as a safety valve, keeping a lid on global prices and allowing the U.S. economy to grow briskly without sparking inflationary pressures.

o Tame inflation is the primary factor keeping the Federal Reserve Board from raising interest rates and preserving the bullish sentiment in U.S. financial markets. Also, over the past three years, the growth of productivity has roughly doubled to 2% a year, and some are greeting this news as the beginning of a long-term trend which will permanently quicken the rate of improvement of living standards while temporarily helping hold down inflation.

Aggressive monetary easing by the European Central Bank has heightened hopes that the soggy pattern of economic activity in Europe during late 1998 and early this year will pick up soon. There seems to be significant monetary easing built into the pipeline at this point, as many of the peripheral countries in the EMU lowered interest rates dramatically to meet the January 1 target for monetary union. In addition, the Bank of England has been dropping rates forcefully for some months now. We expect the European policy-makers to meet with reasonably good success as they try to breathe a little more vitality into the region. So far, however, the European expansion remains listless, especially in Germany.

Japan's economic travails have been more dramatic and prolonged than Europe's, of course, but the recent rally in its stock market and liberal doses of government spending and monetary easing are triggering forecasts of an upturn. However, we still believe that Japan's GDP will not break into positive territory this fiscal year. The wobbly labor market gives off alarming signals to wary Japanese consumers. Unemployment, already at record levels, is likely to rise further as corporations restructure, streamline, and adjust to the

-----------
(1) Foreign investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Letter to Shareholders
-------------------------------------------------------------------------------

rigors of global competition and a lackluster domestic marketplace. We anticipate that a lift-off in consumer and business sentiment will be required to place the economy on a self-sustaining recovery track.

Given this outlook, we intend to keep the Fund's portfolio overweighted in U.S. equities for the foreseeable future. It is hard to be bearish on U.S. stocks despite their high valuations, because the U.S. economy is itself a formidable growth machine that continues to help companies generate relatively high levels of revenue and profits. Rising labor costs and limited pricing power are chipping away at profit margins, but this has been a gradual process, and labor costs are still relatively restrained. It probably will require some fairly dramatic event, such as a monetary tightening, to dampen the spirits of the U.S. stock market, and we believe the Federal Reserve Board is not going to undertake such a move until it has definitive evidence that inflation has returned. For now, steady monetary policy is likely to keep U.S. interest rates moving in a narrow range. In Europe, recent monetary measures should, in our opinion, speed up the rate of economic activity and give a lift to equity markets in the region. We remain skeptical about the recently more favorable economic outlook in Japan, and we believe the equity market there may get a little uneasy if growth does not pick up soon.

We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high total return with reduced risk over the long term.
                                                 /s/ Philip Green
                                                   Philip Green
                                             Portfolio Manager of the
                                    BT Institutional Asset Management Portfolio
                                                  March 31, 1999

-------------------------------------------------------------------------------
Performance Comparison
-------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the BT
Institutional Asset Management Fund, the Asset Allocation Index-Long Range and the S&P 500 Index since September 30, 1993

Total Return for the Year
Ended March 31, 1999

1 Year    5 Year     Since 9/16/93*
12.83%    17.33%**      14.83%**
* The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.

In the printed version there appears a line graph with the following plot points depicted:

           BT Institutional         Asset Allocation
        Asset Management Fund      Index--Long Range(1)    S&P 500 Index
        ---------------------      --------------------    -------------

Sep-93           10000                    10000                10000
Mar-94            9672                     9837                 9844
Sep-94            9718                    10132                10369
Mar-95           10361                    10896                11377
Sep-95           11540                    12316                13454
Mar-96           12409                    13245                15030
Sep-96           13202                    13957                16190
Mar-97           14185                    14981                18009
Sep-97           16915                    17518                22737
Mar-98           19053                    19496                26652
Sep-98           18805                    19192                24792
Mar-99           21498                    21360                31572

Past performance is not indicative of future performance. The S&P 500 Index is unmanaged, and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions.

------------
(1)  Asset allocation Index-Long Range is comprised of the following:
     55% S&P 500 Index
     35% Salomon Broad Investment Grade Bond Index
     10% T-Bill 3-Month Index

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Statement of Assets and Liabilities  March 31, 1999
-------------------------------------------------------------------------------

Assets
   Investment in Portfolio, at Value ......................      $ 570,626,680
   Due from Bankers Trust .................................             30,823
   Prepaid Expenses and Other .............................             16,419
                                                                 -------------
Total Assets ..............................................        570,673,922
                                                                 -------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed .....            413,640
   Accrued Expenses and Other .............................            139,923
                                                                 -------------
Total Liabilities .........................................            553,563
                                                                 -------------
Net Assets ................................................      $ 570,120,359
                                                                 =============
Composition of Net Assets
   Paid-in Capital ........................................      $ 524,324,934
   Distribution in Excess of Net Investment Income ........         (7,866,774)
   Undistributed Net Realized Gain from Investments,
     Foreign Currency Transactions, Forward Foreign
     Currency Contracts and Futures Contracts .............          8,215,057
   Net Unrealized Appreciation on:
     Investments, Forward Foreign Currency, Forward Foreign
       Currency Contracts and Futures Contracts ...........         45,447,142
                                                                 -------------
Net Assets ................................................      $ 570,120,359
                                                                 =============
Net Asset Value, Offering and Redemption Price Per Share
  (net assets divided by shares outstanding) ..............      $       13.11
                                                                 =============
Shares Outstanding ($0.001 par value per share, unlimited
  number of shares of beneficial interest authorized) .....      $  43,487,295
                                                                 =============



-------------------------------------------------------------------------------
Statement of Operations For the year ended March 31, 1999
-------------------------------------------------------------------------------

Investment Income
   Income Allocated from Asset Management Portfolio, net .........  $15,627,927
                                                                    -----------
Expenses
   Administration and Services Fees ..............................      804,556
   Registration Fees .............................................       35,457
   Printing and Shareholder Reports ..............................       17,075
   Professional Fees .............................................       16,271
   Trustees Fees .................................................       12,743
   Miscellaneous .................................................        6,779
                                                                    -----------
   Total Expenses ................................................      892,881
   Less Expenses absorbed by Bankers Trust .......................     (892,881)
                                                                    -----------
      Net Expenses ...............................................            0
                                                                    -----------
Net Investment Income ............................................   15,627,927
                                                                    -----------
Realized and Unrealized Gain on Investments, Foreign
  Currency Transactions, Forward Foreign Currency Contracts,
  and Futures Contracts Net Realized Gain from:
      Investment, Foreign Currency and Forward Foreign
         Currency Transactions ...................................    1,991,561
      Futures Transactions .......................................   22,486,042
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments, Foreign Currency Transactions, Forward
        Foreign Currency  Contracts and Futures Contracts ........   23,824,973
                                                                    -----------
Net Realized and Unrealized Gain on Investments, Foreign Currency,
   Forward Foreign Currency Contracts and Futures Contracts ......   48,302,576
                                                                    -----------
Net Increase in Net Assets from Operations .......................  $63,930,503
                                                                    ===========



                     See Notes to Financial Statements.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                For the            For the
                                                              year ended         year ended
                                                            March 31, 1999      March 31, 1998
                                                            --------------      --------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ..............................      $  15,627,927       $  10,772,493
   Net Realized Gain from Investment, Foreign Currency,
     Forward Foreign Currency and Futures Transactions          24,477,603          79,087,419
   Net Change in Unrealized Appreciation/Depreciation
     on Investment, Foreign  Currency, Forward
     Foreign Currency Contracts and Futures Contracts .         23,824,973          15,983,859
                                                             -------------       -------------
Net Increase in Net Assets from Operations ............         63,930,503         105,843,771
                                                             -------------       -------------
Distributions to Shareholders
   Net Investment Income ..............................        (16,476,947)        (10,455,723)
   Distributions in Excess of Investment Income .......         (9,837,496)               --
   Net Realized Gain ..................................        (86,420,823)        (30,108,358)
                                                             -------------       -------------
Total Distributions ...................................       (112,735,266)        (40,564,081)
                                                             -------------       -------------
Capital Transactions
   Proceeds from Sales of Shares ......................        194,100,376         203,101,614
   Dividend Reinvestments .............................        112,725,716          40,563,144
   Cost of Shares Redeemed ............................       (184,698,805)        (82,461,234)
                                                             -------------       -------------
Net Increase from Capital Transactions in Shares of
  Beneficial Interest .................................        122,127,287         161,203,524
                                                             -------------       -------------
Total Increase in Net Assets ..........................         73,322,524         226,483,214

Net Assets
Beginning of Year .....................................        496,797,835         270,314,621
                                                             -------------       -------------
End of Year (including (overdistributed)/undistributed
  net investment income of $(7,866,774)
  and $849,020, respectively) .........................      $ 570,120,359       $ 496,797,835
                                                             =============       =============


                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Financial Highlights
-------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for each period indicated for the Institutional Asset Management Fund.



                                                                               For the years ended March 31,
                                                         -----------------------------------------------------------------------
                                                           1999            1998            1997            1996           1995
                                                         --------        --------        --------        --------        -------
Per Share Operating Performance:
Net Asset Value, Beginning of Year ................      $  14.50        $  12.05        $  11.25        $   9.99        $  9.61
                                                         --------        --------        --------        --------        -------
Income from Investment Operations
   Net Investment Income ..........................          0.47            0.37            0.38            0.41           0.36
   Net Realized and Unrealized Gain on Investment,
      Foreign Currency, Forward Foreign Currency
      Contracts and Futures Contracts .............          1.29            3.60            1.19            1.52           0.30
                                                         --------        --------        --------        --------        -------
Total from Investment Operations ..................          1.76            3.97            1.57            1.93           0.66
                                                         --------        --------        --------        --------        -------
Distributions to Shareholders
   Net Investment Income ..........................         (0.45)          (0.37)          (0.45)          (0.42)         (0.28)
   Distributions in Excess of Net Investment Income         (0.27)            --              --              --             --
   Net Realized Gain ..............................         (2.43)          (1.15)          (0.32)          (0.25)           --
                                                         --------        --------        --------        --------        -------
Total Distributions ...............................         (3.15)          (1.52)          (0.77)          (0.67)         (0.28)
                                                         --------        --------        --------        --------        -------
Net Asset Value, End of Year ......................      $  13.11        $  14.50        $  12.05        $  11.25        $  9.99
                                                         ========        ========        ========        ========        =======
Total Investment Return ...........................         12.83%          34.34%          14.31%          19.77%          7.13%
Supplemental Data and Ratios:
   Net Assets, End of Year (000s omitted) .........      $570,120        $496,798        $270,315        $183,767        $83,201
   Ratios to Average Net Assets:
      Net Investment Income .......................          2.89%           2.97%           3.12%           3.99%          3.78%
      Expenses, Including Expenses of the Asset
        Management Portfolio ......................          0.60%           0.60%           0.60%           0.60%          0.60%
      Decrease Reflected in Above Expense Ratio
        Due to Absorption of Expenses by
        Bankers Trust .............................          0.33%           0.32%           0.36%           0.39%          0.43%

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Institutional Asset Management Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on September 16, 1993. The Fund invests substantially all of its investable assets in the Asset Management Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1999, the Fund's investment was approximately 81% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Security Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Asset Management Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date, which is the same as the declaration date. Distributions of net realized short-term and long-term capital gains, if any, will be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has a deferred post October currency loss of $9,684,671 to next year.

F. Other
The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Fund's average daily net assets.


ICCDistributors, Inc., a member of the Forum Group of Companies, provides distribution services to the Fund.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse, expenses, to the extent necessary, to eliminate all expenses of the Fund, excluding expenses of the Portfolio and to limit all expenses to .60% of the average daily net assets of the Fund, including expenses of the Portfolio.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Notes to Financial Statements
-------------------------------------------------------------------------------

Note 3--Shares of Beneficial Interest

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                            For the                          For the
                           year ended                      year ended
                         March 31, 1999                  March 31, 1998
                 ----------------------------     --------------------------
                    Shares          Amount          Shares          Amount
                 -----------    -------------     ----------    ------------
Sold              13,679,814    $ 194,100,376     14,789,248    $203,101,614
Reinvested         8,703,633      112,725,716      3,040,333      40,563,144
Redeemed         (13,167,083)    (184,698,805)    (5,985,067)    (82,461,234)
                 -----------    -------------     ----------    ------------
Net Increase       9,216,364    $ 122,127,287     11,844,514    $161,203,524
                 ===========    =============     ==========    ============

-------------------------------------------------------------------------------
BT Institutional Asset Management Fund

Report of Independent Accountants
-------------------------------------------------------------------------------

To the Trustees of BT Pyramid Mutual Funds and Shareholders of the BT Institutional Asset Management Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BT Institutional Asset Management Fund (one of the Funds comprising BT Pyramid Mutual Funds, hereafter referred to as the "Fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 18, 1999



-------------------------------------------------------------------------------
Tax Information (unaudited) For the Tax Year Ended March 31, 1999
-------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $64,726,707 from long-term capital gains, all of which was subject to the 20% capital gains rate.

Of the ordinary distributions made during the year ended March 31, 1999, 7.06% qualifies for the dividends received deduction available to corporate shareholders.

Of the ordinary distributions made during the year ended March 31, 1999, 2.16% have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

-------------------------------------------------------------------------------
Asset Management Portfolio

Schedule of Portfolio Investments March 31, 1999
-------------------------------------------------------------------------------

   Shares                       Description                             Value
   ------                       -----------                             -----

                  COMMON STOCKS - 43.9%
                  Aerospace - 0.1%
    17,600        Boeing Co. .................................        $  600,600
     2,352        Raytheon Co. - Class A .....................           135,841
                                                                      ----------
                                                                         736,441
                                                                      ----------
                  Airlines - 0.4%
    28,600        AMR Corp.(1) ...............................         1,674,887
    13,600        Delta Air Lines, Inc. ......................           945,200
                                                                      ----------
                                                                       2,620,087
                                                                      ----------
                  Auto Related - 1.0%
    17,769        DaimlerChrysler AG(1).......................         1,529,309
    53,000        Dana Corp. .................................         2,014,000
    36,900        General Motors Corp. .......................         3,205,687
                                                                      ----------
                                                                       6,748,996
                                                                      ----------
                  Banks - 2.8%
   109,765        BankAmerica Corp. ..........................         7,752,167
   109,800        BankBoston Corp. ...........................         4,755,712
    92,800        Chase Manhattan Corp. ......................         7,545,800
                                                                      ----------
                                                                      20,053,679
                                                                      ----------
                  Beverages - 1.2%
    37,200        Coca-Cola Co. ..............................         2,283,150
    27,400        Coca-Cola Enterprises, Inc. ................           828,850
   127,400        PepsiCo, Inc. ..............................         4,992,487
    13,800        Seagram Company Ltd. .......................           690,000
                                                                      ----------
                                                                       8,794,487
                                                                      ----------
                  Chemicals and Toxic Waste - 1.4%
    19,200        Air Products and Chemicals, Inc. ...........           657,600
    82,200        Du Pont (E.I.) de Nemours & Co. ............         4,772,737
    84,500        Monsanto Co. ...............................         3,881,719
    16,900        Solutia, Inc. ..............................           293,637
                                                                      ----------
                                                                       9,605,693
                                                                      ----------
                  Computer Services - 2.1%
    65,000        Cendant Corp.(1)............................         1,023,750
   117,375        Cisco Systems, Inc.(1) .....................        12,859,898
    40,700        Seagate Technology, Inc.(1).................         1,203,194
                                                                      ----------
                                                                      15,086,842
                                                                      ----------
                  Computer Software - 1.3%
    22,800        BMC Software, Inc.(1).......................           845,025
    55,275        Computer Associates International, Inc. ....         1,965,717
    56,800        Microsoft Corp.(1)..........................         5,090,700
    53,437        Oracle Corp.(1).............................         1,409,401
                                                                      ----------
                                                                       9,310,843
                                                                      ----------
                  Diversified - 1.8%
   114,900        AlliedSignal, Inc. .........................         5,651,644
    28,200        SUPERVALU, Inc. ............................           581,625
    21,400        Textron, Inc. ..............................         1,655,825
    36,200        United Technologies Corp. .................          4,902,837
                                                                      ----------
                                                                      12,791,931
                                                                      ----------
                  Drugs - 3.9%
    45,600        Lilly (Eli) & Co. ..........................         3,870,300
   117,200        Merck & Co., Inc. ..........................         9,397,975
   104,600        Pfizer, Inc. ...............................        14,513,250
                                                                      ----------
                                                                      27,781,525
                                                                      ----------
                  Electrical Equipment - 1.8%
    48,400        Emerson Electric Co. .......................         2,562,175
    92,200        General Electric Co. .......................        10,199,625
                                                                      ----------
                                                                      12,761,800
                                                                      ----------



   Shares                       Description                             Value
   ------                       -----------                             -----
                  Electronics - 1.8%
    51,400        Analog Devices, Inc.(1).....................        $1,529,150
    46,000        Intel Corp. ................................         5,479,750
    23,900        LSI Logic Corp.(1)..........................           745,381
    38,400        Motorola, Inc. .............................         2,812,800
    46,000        Xilinx, Inc.(1).............................         1,865,875
                                                                      ----------
                                                                      12,432,956
                                                                      ----------
                  Entertainment - 0.2%
    54,081        Disney (Walt) Co. ..........................         1,683,271
                                                                      ----------
                  Environmental Control - 0.2%
    47,000        U.S. Filter Corp.(1)........................         1,439,375
                                                                      ----------
                  Financial Services - 2.5%
    59,800        Associates First Capital Corp. - Class A ...         2,691,000
    82,199        Citigroup ..................................         5,250,461
    41,100        First Data Corp. ...........................         1,757,025
    72,000        Freddie Mac ................................         4,113,000
    59,100        MBNA Corp. .................................         1,411,012
    20,400        Merrill Lynch & Co., Inc. ..................         1,804,125
    21,800        T. Rowe Price Associates, Inc. .............           749,375
                                                                      ----------
                                                                      17,775,998
                                                                      ----------
                  Foods - 1.2%
    89,000        Bestfoods ..................................         4,183,000
    11,125        Corn Products International, Inc. ..........           266,305
   119,000        Sara Lee Corp. .............................         2,945,250
    12,730        Tricon Global Restaurants, Inc.(1)..........           894,282
                                                                      ----------
                                                                       8,288,837
                                                                      ----------

                  Healthcare - 1.1%
    16,800        Abbott Laboratories ........................           786,450
    77,500        Johnson & Johnson ..........................         7,260,781
                                                                      ----------
                                                                       8,047,231
                                                                      ----------

                  Hospital Supplies and Healthcare - 1.0%
    36,700        Baxter International, Inc. .................         2,422,200
    39,600        Becton Dickinson & Company .................         1,517,175
    41,496        Tyco International Ltd. ....................         2,977,338
                                                                      ----------
                                                                       6,916,713
                                                                      ----------

                  Hotel/Motel - 0.5%
    87,000        Marriott International, Inc. ...............         2,925,375
    10,875        Sodexho Marriott Services, Inc.(1)..........           239,930
                                                                      ----------
                                                                       3,165,305
                                                                      ----------
                  Household Products - 1.3%
    21,800        Clorox Co. .................................         2,554,687
    65,400        Procter & Gamble Co. .......................         6,405,113
                                                                      ----------
                                                                       8,959,800
                                                                      ----------
                  Insurance - 1.6%
    63,675        American International Group, Inc. .........         7,680,797
        51        Berkshire Hathaway, Inc. - Class A(1) ......         3,641,400
         3        Berkshire Hathaway, Inc. - Class B(1) ......             7,053
                                                                      ----------
                                                                      11,329,250
                                                                      ----------
                  Metals - 0.1%
    20,000        Alcan Aluminum Ltd. ........................           516,250
    21,600        Freeport-McMoRan Copper & Gold, Inc. -
                    Class B ..................................           234,900
                                                                      ----------
                                                                         751,150
                                                                      ----------
                  Office Equipment and Computers - 1.3%
    38,200        Hewlett-Packard Co. ........................         2,590,438
    26,400        International Business Machines Corp. ......         4,679,400
    31,800        Xerox Corp. ................................         1,697,325
                                                                      ----------
                                                                       8,967,163
                                                                      ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio

Schedule of Portfolio Investments  March 31, 1999
--------------------------------------------------------------------------------

   Shares                       Description                             Value
   ------                       -----------                             -----

                  Oil - Domestic - 0.8%
     5,800        Atlantic Richfield Co. .....................        $  423,400
    16,927        Burlington Resources, Inc. .................           676,022
    54,600        ENSCO International, Inc. ..................           726,863
    26,900        Noble Drilling Corp.(1) ....................           465,706
    14,300        Phillips Petroleum Co. .....................           675,675
    61,400        Unocal Corp. ...............................         2,260,288
                                                                      ----------
                                                                       5,227,954
                                                                      ----------

                  Oil - International - 2.0%
    11,518        BP Amoco PLC ADR ...........................         1,162,679
    11,600        Chevron Corp. ..............................         1,025,875
    41,900        Exxon Corp. ................................         2,956,569
    15,200        Mobil Corp. ................................         1,337,600
    65,600        Royal Dutch Petroleum Co. ..................         3,411,200
    68,000        Texaco, Inc. ...............................         3,859,000
                                                                      ----------
                                                                      13,752,923
                                                                      ----------

                  Oil Equipment and Services - 0.2%
    25,400        Apache Corp. ...............................           661,988
    13,200        Schlumberger Ltd. ..........................           794,475
                                                                      ----------
                                                                       1,456,463
                                                                      ----------

                  Paper and Forest Products - 0.4%
    29,400        Champion International Corp., ..............         1,207,238
    28,900        International Paper Co. ....................         1,219,219
                                                                      ----------
                                                                       2,426,457
                                                                      ----------
                  Printing and Publishing - 0.7%
    89,000        McGraw-Hill Companies, Inc. ................         4,850,500
                                                                      ----------


                  Railroads - 0.3%
    64,800        Burlington Northern Santa Fe ...............         2,130,300
                                                                      ----------

                  Retail - 2.5%
    90,672        Dollar General Corp. .......................         3,082,865
    31,200        Federated Department Stores, Inc.(1) .......         1,251,900
    61,800        Lowe's Companies, Inc. .....................         3,738,900
    18,500        Nine West Group, Inc.(1) ...................           456,719
    26,400        Tiffany & Co. ..............................         1,973,400
    80,000        Wal-Mart Stores, Inc. ......................         7,375,000
                                                                      ----------
                                                                      17,878,784
                                                                      ----------

                  Telecommunications - 2.6%
    81,700        AT&T Corp. .................................         6,520,681
    58,700        Comcast Corp. - Class A ....................         3,694,431
    71,399        MCI WorldCom, Inc.(1) ......................         6,323,274
    15,700        Sprint Corp. ...............................         1,540,563
     7,850        Sprint PCS Group(1) ........................           347,853
                                                                      ----------
                                                                      18,426,802
                                                                      ----------

                  Tobacco - 0.6%
   109,100        Philip Morris Companies, Inc. ..............         3,838,956
                                                                      ----------
                  Utility - Electric - 0.9%
    16,900        American Electric Power Co. ................           670,719
    11,900        Dominion Resources, Inc. ...................           439,556
    21,500        FirstEnergy Corp. ..........................           600,656
    30,400        FPL Group, Inc. ............................         1,618,800
    36,400        PG&E Corp. .................................         1,130,675
    16,500        Public Service Enterprise Group, Inc. ......           630,094
    33,900        Texas Utilities Co. ........................         1,413,206
                                                                      ----------
                                                                       6,503,706
                                                                      ----------

                  Utility - Gas, Natural Gas - 0.3%
    46,000        Consolidated Natural Gas Co. ...............         2,239,625
                                                                      ----------


   Shares                       Description                             Value
   ------                       -----------                             -----

                  Utility - Telephone - 2.0%

    19,600        Ameritech Corp. ............................        $1,134,350
    15,400        Bell Atlantic Corp. ........................           795,988
    35,600        BellSouth Corp. ............................         1,426,225
    41,200        Frontier Corp. .............................         2,137,250
    81,500        GTE Corp. ..................................         4,930,750
    24,256        Lucent Technologies, Inc. ..................         2,613,584
    21,800        SBC Communications, Inc. ...................         1,027,325
                                                                     -----------
                                                                      14,065,472
                                                                     -----------
Total Common Stocks  (Cost $246,626,517) .....................       308,847,315
                                                                     -----------

Principal
 Amount
---------

                  NON-CONVERTIBLE CORPORATE DEBT - 3.0%
                  Financial Services - 1.9%
$  370,000        Abbey National Plc, 6.69%, 10/17/05 ........           377,743
   640,000        Associates Corp., 5.75%, 11/01/03 ..........           635,866
   390,000        Bankamerica Corp., 5.875%, 2/15/09 .........           377,689
   400,000        BankBoston Corp., 6.38%, 8/11/00 ...........           403,900
   510,000        Chrysler Financial Corp., 6.11%, 7/28/99 ...           511,499
 1,450,000        Ford Motor Credit Co., 6.55%, 9/10/02 ......         1,481,968
   320,000        Ford Motor Credit Co., 5.80%, 1/12/09 ......           308,755
   300,000        General Electric Capital Corp.,
                  8.85%, 3/01/07 .............................           353,355
   600,000        Great Western Financial, 6.375%, 7/01/00 ...           605,518
   590,000        Household Finance, 5.875%, 2/01/09 .........           566,961
   940,000        IBM Credit Corp., 5.875%, 8/25/99 ..........           942,745
   820,000        Inter-American Development Bank,
                  5.125%, 2/05/04 ............................           799,188
   180,000        International Bank of Reconstruction and
                  Development, 8.875%, 3/01/26 ...............           241,564
 1,375,000        KFW International Finance, 8.20%, 6/01/06 ..         1,539,373
   880,000        NationsBank, 7.00%, 9/15/01 ................           905,045
   695,000        Pepsi Bottling Holdings, 5.375%, 2/17/04 ...           682,760
   330,000        Progressive Corp., 6.625%, 3/01/29 .........           316,325
   560,000        Salomon Smith Barney, 6.625%, 11/15/03 .....           572,277
   850,000        Travelers Group, Inc., 7.50%, 2/01/03 ......           891,287
   413,000        Washington Mutual, 7.25%, 8/15/05 ..........           429,663
                                                                      ----------
                                                                      12,943,481
                                                                      ----------

                  Industrial - 0.6%
   300,000        Computer Science, 6.25%, 3/15/09 ...........           302,098
   280,000        Corning Inc., 6.85%, 3/01/29 ...............           278,855
   510,000        Diageo Capital Plc, 6.125%, 8/15/05 ........           514,729
   260,000        Ford Motor Co., 6.625%, 10/01/28 ...........           252,106
   310,000        IBM Corp., 6.50%, 1/15/28 ..................           303,093
   300,000        Illinois Tool Works, 5.75%, 3/01/09 ........           296,592
   220,000        Lucent Technologies, Inc., 5.50%, 11/15/08 .           212,269
   190,000        Markel Capital Trust, 8.71%, 1/01/46 .......           180,121
   420,000        Mutual Life Insurance
                  Co., 0.00%, 8/15/24 (b)(c) .................           589,071
   535,000        Texas Instruments, Inc., 6.75%, 7/15/99 ....           537,439
   820,000        Walt Disney Co., 5.125%, 12/15/03 ..........           801,312
                                                                      ----------
                                                                       4,267,685
                                                                      ----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio

Schedule of Portfolio Investments  March 31, 1999
--------------------------------------------------------------------------------

 Principal
   Amount                       Description                             Value
   ------                       -----------                             -----
                  Utility - 0.5%
$  400,000        Ameritech Capital Funding Corp.,
                   6.55%, 1/15/28 ............................        $  394,094
   150,000        AT&T Corporation, 5.625%, 3/15/04 ..........           149,453
   210,000        AT&T Corporation, 6.50%, 3/15/29 ...........           206,322
   760,000        Columbus Southern Power, 6.51%, 2/01/08 ....           760,839
   830,000        Consolidated Edison, 6.45%, 12/01/07 .......           851,771
    35,000        Idaho Power Co., 8.00%, 3/15/04 ............            38,090
   410,000        National Rural Utilities, 5.00%, 10/01/02 ..           402,468
   140,000        Potomac Edison, 8.00%, 6/01/24 .............           146,911
   430,000        US West Communications, 5.625%,
                  11/15/08 ...................................           419,653
                                                                      ----------
                                                                       3,369,601
                                                                      ----------
Total Non-Convertible Corporate Debt
 (Cost $20,639,055) ..........................................        20,580,767
                                                                      ----------

                  ASSET-BACKED SECURITIES - 0.1%
   215,000        Standard Credit Card Master Trust,
                   6.55%, 10/07/05 (Cost $214,883) ...........          222,356
                                                                      ----------

                  FOREIGN DEBT - 0.2%

   470,000        Kingdom of Sweden, 12.00%, 2/01/10 .........           696,822
   550,000        Manitoba, (Province of), 6.12%, 1/19/04 ....           559,477
    95,000        New Zealand Government,
                   10.625%, 11/15/05 .........................           119,879
   415,000        Quebec, (Province of), 5.75%, 2/15/09 ......           402,426
                                                                      ----------
Total Foreign Debt (Cost $1,784,606) .........................         1,778,604
                                                                      ----------

                  U.S. GOVERNMENT AND AGENCIES - 3.7%
 3,100,000        FHLB, 5.125%, 9/15/03 ......................         3,049,625
 2,120,000        FNMA, 5.625%, 3/15/01 ......................         2,136,239
   150,000        FNMA, 6.35%, 11/23/01 ......................           150,726
   690,000        FNMA, 5.75%, 2/15/08 .......................           687,141
   700,000        FNMA, 6.00%, 4/01/08 .......................           694,313
   325,000        FNMA, 8.625%, 11/10/04 .....................           332,016
 1,400,000        FNMA, TBA, 7.00%, 9/01/21 ..................         1,418,813
 9,400,000        FNMA, TBA, 7.50%, 9/01/21 ..................         9,654,406
 6,200,000        FNMA, TBA, 6.50%, 4/01/23 ..................         6,169,000
 2,000,000        GNMA, TBA, 7.50%, 9/01/21 ..................         2,060,000
                                                                      ----------
Total U.S. Government and Agencies
 (Cost $26,386,204) ..........................................        26,352,279
                                                                      ----------
                  U.S. TREASURY SECURITIES - 2.5%
 5,080,000        U.S. Treasury Bond, 8.125%, 8/15/19 ........         6,396,838
   310,000        U.S. Treasury Bond, 5.25%, 2/15/29 .........           293,046
   840,000        U.S. Treasury Note, 5.875%, 11/30/01 .......           856,145
   260,000        U.S. Treasury Note, 6.25%, 8/31/02 .........           268,611
   960,000        U.S. Treasury Note, 5.375%, 6/30/03 ........           966,000
   860,000        U.S. Treasury Note, 4.75%, 2/15/04 .........           846,833
    90,000        U.S. Treasury Note, 7.25%, 8/15/04 .........            98,269
   810,000        U.S. Treasury Note, 6.50%, 10/15/06 ........           862,901
 2,140,000        U.S. Treasury Note, 6.125%, 8/15/07 ........         2,240,302
 1,655,000        U.S. Treasury Note, 5.50%, 2/15/08 .........         1,673,619
   270,000        U.S. Treasury Note, 5.625%, 5/15/08 ........           274,852
 3,229,000        U.S. Treasury Note, 4.75%, 11/15/08 ........         3,110,431
                                                                       ---------
Total U.S. Treasury Securities  (Cost $18,480,485) ...........        17,887,897
                                                                      ----------

   Shares/
  Principal
   Amount                       Description                             Value
   ------                       -----------                             -----

                  SHORT TERM INSTRUMENTS - 51.9%
                  Mutual Fund - 8.6%
60,890,063        BT Institutional Cash Management Fund ......    $  60,890,063
                                                                  -------------
                  U.S. Treasury Securities - 43.3% (d)
$35,000,000       U.S. Treasury Bill, 4.51%, 4/01/99 .........       35,000,000
 20,000,000       U.S. Treasury Bill, 4.37%, 4/08/99 .........       19,981,920
 15,000,000       U.S. Treasury Bill, 4.09%, 4/15/99 .........       14,971,890
 20,000,000       U.S. Treasury Bill, 4.38%, 4/15/99 .........       19,962,520
 35,000,000       U.S. Treasury Bill, 4.38%, 5/06/99 .........       34,848,240
  1,200,000       U.S. Treasury Bill, 4.36%, 5/20/99 (a) .....        1,192,781
  6,300,000       U.S. Treasury Bill, 4.40%, 5/20/99 (a) .....        6,262,099
    510,000       U.S. Treasury Bill, 4.50%, 5/20/99 (a) .....          506,932
 35,000,000       U.S. Treasury Bill, 4.38%, 6/17/99 .........       34,672,855
 35,000,000       U.S. Treasury Bill, 4.39%, 7/15/99 .........       34,565,125
 35,000,000       U.S. Treasury Bill, 4.41%, 8/12/99 .........       34,433,630
 35,000,000       U.S. Treasury Bill, 4.56%, 9/02/99 .........       34,344,205
 35,000,000       U.S. Treasury Bill, 4.05%, 10/11/99 ........       34,162,508
                                                                  -------------
                                                                    304,904,705
                                                                  -------------
Total Short Term Instruments  (Cost $365,779,043) ............      365,794,768
                                                                  -------------
Total Investments (Cost $679,910,793) ..................105.3%      741,463,936
Liabilities in excess of other assets ..................(5.3)%      (37,336,439)
                                                        -----     -------------
Net Assets .............................................100.0%    $704,127,497
                                                        =====     =============


--------------
1   Non-income producing security
(a) Held as collateral for Futures Contracts
(b) Step Bond. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Designated as collateral for futures contracts.

The following abbreviations are used in the portfolio description:

FHLB --  Federal Home Loan Bank
FNMA --  Federal National Mortgage Association
GNMA --  Government National Mortgage Association
TBA  --  To be announced

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Asset Management Portfolio

Statement of Assets and Liabilities March 31, 1999
-------------------------------------------------------------------------------

Assets
   Investments, at Value (cost $679,910,793) ...................................      $741,463,936
   Cash(1) .....................................................................        17,431,807
   Receivable for Securities Sold ..............................................        16,544,921
   Variation Margin Receivable (Foreign) .......................................           375,159
   Interest Receivable .........................................................           714,283
   Dividends Receivable ........................................................           579,236
                                                                                      ------------
Total Assets ...................................................................       777,109,342
                                                                                      ------------
Liabilities
   Due to Bankers Trust ........................................................           333,035
   Payable for Securities Purchased ............................................        70,727,955
   Accrued Expenses and Other ..................................................            22,162
   Forward Currency Exchange Contracts, net ....................................            52,793
   Variation Margin Payable (Domestic) .........................................         1,845,900
                                                                                      ------------
Total Liabilities ..............................................................        72,981,845
                                                                                      ------------
Net Assets .....................................................................      $704,127,497
                                                                                      ============

Composition of Net Assets
   Paid-in Capital .............................................................      $645,631,328
   Net Unrealized Appreciation on Investments, Foreign Currency, Forward Foreign
     Currency Contracts and Futures Contracts ..................................        58,496,169
                                                                                      ------------
Net Assets .....................................................................      $704,127,497
                                                                                      ============

------------
(1) Includes foreign cash of $17,135,322, with a cost of $17,842,171, respectively.


--------------------------------------------------------------------------------
Statement of Operations  For the year ended March 31, 1999
-------------------------------------------------------------------------------

Investment Income
   Dividends ....................................................................      $  6,184,636
   Interest .....................................................................        17,592,859
                                                                                       ------------
   Total Investment Income ......................................................        23,777,495
                                                                                       ------------
Expenses
   Advisory Fees ................................................................         4,398,804
   Administration and Services Fees .............................................           676,739
   Professional Fees ............................................................            39,811
   Trustees Fees ................................................................             4,085
   Miscellaneous ................................................................             4,597
                                                                                       ------------
   Total Expenses ...............................................................         5,124,036
   Less Expenses absorbed by Bankers Trust ......................................        (1,063,602)
                                                                                       ------------
      Net Expenses ..............................................................         4,060,434
                                                                                       ------------
Net Investment Income ...........................................................        19,717,061
                                                                                       ------------
Realized and Unrealized Gain on Investments, Foreign Currency Transactions,
   Forward Foreign Currency Contracts and Futures Contracts
   Net Realized Gain from:
      Investments, Foreign Currency and Forward Foreign Currency Transactions ...         2,480,716
      Futures Transactions ......................................................        28,406,622
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments, Foreign Currency Contracts, Forward Foreign Currency Contracts
        and Futures Contracts ...................................................        29,150,269
                                                                                       ------------
Net Realized and Unrealized Gain on Investments, Foreign Currency,
   Forward Foreign Currency Contracts and Futures Contracts .....................        60,037,607
                                                                                       ------------
Net Increase in Assets from Operations ..........................................      $ 79,754,668
                                                                                       ============

------------
(1)  Net of foreign withholding tax of $9,026, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                    Asset Management
                                                                      ---------------------------------------
                                                                      For the year ended   For the year ended
                                                                        March 31, 1999       March 31, 1998
                                                                      ------------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ............................................      $  19,717,061       $  13,974,260
   Net Realized Gain from Investments, Foreign Currency,
     Forward Foreign Currency and Futures Transactions, .............         30,887,338         101,389,267
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currency, Forward Foreign Currency Contracts
     and Futures Contracts ..........................................         29,150,269          21,903,331
                                                                           -------------       -------------
Net Increase in Net Assets from Operations ..........................         79,754,668         137,266,858
                                                                           -------------       -------------
Capital Transactions
   Proceeds from Capital Invested ...................................        419,617,422         305,009,400
   Value of Capital Withdrawn .......................................       (444,617,015)       (141,442,529)
                                                                           -------------       -------------
Net Increase (Decrease) in Net Assets from Capital Transactions .....        (24,999,593)        163,566,871
                                                                           -------------       -------------
Total Increase in Net Assets ........................................         54,755,075         300,833,729
Net Assets
Beginning of Year ...................................................        649,372,422         348,538,693
                                                                           -------------       -------------
End of Year .........................................................      $ 704,127,497       $ 649,372,422
                                                                           =============       =============

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for period indicated for the Asset Management Portfolio.




                                                                 For the years ended March 31,
                                                  -----------------------------------------------------------
                                                     1999        1998        1997         1996        1995
                                                  ----------  ----------  ----------   ----------   ---------
Supplemental Data and Ratios:
   Net Assets, End of Year (000s omitted) ....      $704,127    $649,372    $348,539    $240,142     $96,529
   Ratios to Average Net Assets:
      Net Investment Income ..................          2.91%       2.97%       3.12%       3.99%       3.78%
      Expenses ...............................          0.60%       0.60%       0.60%       0.60%       0.60%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust ........................          0.16%       0.16%       0.16%       0.17%       0.19%
   Portfolio Turnover Rate ...................           109%        199%        137%        154%         92%


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

The Asset Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 ("the Act"), as amended, as open-end management investment company. The Portfolio was organized on June 9, 1992 and commenced operations on September 16, 1993.

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. TBA Purchase Commitments
The Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

F. Foreign Currency Transactions
The books and records of the Asset Management Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

G.  Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

H. Option Contracts
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment, and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

I. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day,

--------------------------------------------------------------------------------
Asset Management Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts do involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

K. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates

The Portfolio entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of the Portfolio.

The Trust may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Trust and other accounts managed by the Company. At March 31, 1999, the Asset Management Portfolio had dividend income receivable from the Fund in the amount of $231,181. Additionally, distributions from the Fund to the Trust as of March 31, 1999 amounted to $2,334,055 and are included in dividend income.

The following summarizes the purchase and sales of the cash management fund for the Asset Management Portfolio during the past period.

                         Purchases          Sales
                         ---------          -----
                       $240,793,597      $212,628,184

The Portfolio is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively, which expires March 31, 1999. A commitment fee of
 .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 1999, were $372,813,880 and $367,672,297, respectively.

The tax basis of investments held at March 31, 1999, was $682,462,475. The aggregate gross unrealized appreciation for all investments was $73,174,390 and the aggregate gross unrealized depreciation for all investments was $14,172,929.

--------------------------------------------------------------------------------
Asset Management Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Futures Contracts
A summary of obligations under these financial instruments at March 31, 1999 is as follows:

                                            Asset Management Portfolio
                                            --------------------------
                                                                                                      Unrealized
                                                                                                     Appreciation/
Type of Futures                   Expiration      Contracts     Position        Market Value        (Depreciation)
-----------------------        -------------      ---------      -------       --------------       --------------
S&P 500                        June 30, 1999           279         Long         $  90,207,675       $   (1,644,286)
U.S. Treasury Note Futures     June 30, 1999         1,008         Long           115,605,000           (1,777,923)
French Bond Futures            June 30, 1999           211         Long            21,648,377              203,749
German Bond Futures            June 30, 1999           240         Long            29,505,015              286,049
Japanese Bond Futures          June 30, 1999            33         Long            36,842,770              678,245
Gilt Futures                   June 30, 1999            55         Long            10,404,662              (45,228)
-----------------------                           ---------                    --------------       --------------
Total                                               1,826                       $ 304,213,499       $   (2,299,394)
                                                  =========                    ==============       ==============

Note 5--Open Forward Foreign Currency Contracts
A summary of obligations under these financial instruments at March 31, 1999 is as follows:

                                            Asset Management Portfolio
                                            --------------------------
                                                                                                  Net Unrealized
Contracts to Deliver                 In Exchange For            Settlement Date   Value (US$)    Depreciation (US$)
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
Euro Dollar             2,116,000    U.S. Dollars  $ 2,314,608    04/09/1999     $  2,279,143       $    (35,465)
British Pound           5,738,000    U.S. Dollars    9,265,263    04/09/1999        9,247,935            (17,328)
-------------------------------------------------------------------------------------------------------------------
                                                              Total Net Unrealized Depreciation     $    (52,793)
-------------------------------------------------------------------------------------------------------------------


Note 6--Subsequent Event
Subsequent to year end, the portfolio has entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

--------------------------------------------------------------------------------
Asset Management Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Advisor Funds and Shareholders of the BT Institutional Asset Management Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Management Portfolio (one of the Portfolios comprising BT Investment Portfolios, hereafter referred to as the "Portfolio") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
May 18, 1999

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

                       This page intentionally left blank.

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019

[GRAPHIC]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

BT Institutional Asset Management Fund                       CUSIP #055847404
BT Pyramid Mutual Funds                                      482 ANN (3/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101